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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  MAY 12, 1998
                Date of Report (Date of Earliest Event Reported)




                               NASHUA CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



       1-5492-1                                        02-0170100
(Commission File Number)                   (I.R.S. Employer Identification No.)



                               44 FRANKLIN STREET
                           NASHUA, NEW HAMPSHIRE 03060
                    (Address of Principal Executive Offices)


                                  (603)880-2323
              (Registrant's Telephone Number, Including Area Code)



                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5 - OTHER EVENTS

On May 12, 1998, Nashua Corporation issued the following press release:


               NASHUA CORPORATION REALIGNS SENIOR MANAGEMENT TEAM

          Nashua, NH, May 12, 1998 -- Nashua Corporation (NYSE: NSH) today announced the realignment of the Company's senior management team designed to streamline Nashua's corporate staff and reduce expenses. This management realignment reflects Nashua's recently implemented strategic initiatives which have resulted in a more focused, yet smaller, company.

          As part of the organizational realignment, the Company has promoted Assistant Treasurer and Director of Corporate Taxes John L. Patenaude to the position of Vice President- Finance, Chief Financial Officer and Treasurer and has appointed Associate General Counsel Peter C. Anastos to the position of Vice President and General Counsel. Vice President-Finance and Chief Financial Officer Daniel Junius, Vice President and General Counsel Paul Buffum, and Associate General Counsel Daniel Lyman will be leaving Nashua at the end of May 1998. Assistant Treasurer William Manning will be transitioning to Controller of Nashua's Specialty Coated Products Division.

          Gerald G. Garbacz, Nashua's Chairman, President and Chief Executive Officer, stated, "During the past several months, our strategic initiatives have transformed Nashua into a more disciplined, market-focused Company. At the same time, we have become a substantially smaller company. We believe that this management realignment brings our corporate staff structure and overhead in line with our new streamlined operations. Although we are appreciative of the valuable contributions that Dan, Paul and Dan have made to our Company over the years and their individual capabilities, a leaner corporate structure is needed to implement our growth strategy and return Nashua to sustainable profitability."

          The Company indicated that the costs associated with this realignment were included in the restructuring charges in 1997.

          John Patenaude has a Bachelor's Degree in Accounting from Boston College and a Master's Degree in Taxation from Bentley College. Patenaude joined Nashua Corporation in 1991 after serving as a Senior Tax Manager at Coopers & Lybrand L.L.P.

          Peter Anastos received his Bachelor's Degree in government from Dartmouth College and his J.D. from Boston University. Prior to joining Nashua Corporation in 1992, Anastos practiced law in Boston.

          Nashua Corporation markets specialty imaging products and services to industrial and commercial customers. The Company's products include thermal papers, pressure- sensitive labels and specialty papers, as well as copier, ink jet and laser printer supplies.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          NASHUA CORPORATION



Date: May 18, 1998                        By  /s/ Peter C. Anastos
                                              ---------------------
                                              Peter C. Anastos
                                              Vice President, General
                                               Counsel and Secretary